UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08388

Morgan Stanley Asia Pacific Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31, 2014

Date of reporting period:	June 30, 2014

Item 1 - Report to Shareholders

Morgan Stanley Asia-Pacific Fund, Inc.

Directors

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

Michael E. Nugent

W. Allen Reed

Fergus Reid

Officers

Michael E. Nugent

Chairperson of the Board

John H. Gernon

President and Principal
Executive Officer

Stefanie V. Chang Yu

Chief Compliance Officer

Joseph C. Benedetti

Vice President

Francis J. Smith

Treasurer and Principal
Financial Officer

Mary E. Mullin

Secretary

Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company

23 Church Street

16-01 Capital Square, Singapore 049481

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.

211 Quality Circle, Suite 210

College Station, Texas 77845

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2014 Morgan Stanley.

INVESTMENT MANAGEMENT

Morgan Stanley
Investment Management Inc.
Adviser

Morgan Stanley Asia-Pacific Fund, Inc. NYSE: APF

Semi-Annual Report

June 30, 2014

CEAPFSAN
979790 EXP 08.31.15

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2014

Table of Contents

Letter to Stockholders	3
Investment Advisory Agreement Approval	6
Portfolio of Investments	9
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	18
Portfolio Management	30
Investment Policy	31
Dividend Reinvestment and Cash Purchase Plan	34
U.S. Privacy Policy	35

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2014

Letter to Stockholders (unaudited)

Performance

For the six months ended June 30, 2014, the Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") had total returns of -0.65%, based on net asset value, and 1.23% based on market value per share (including reinvestment of distributions). The Fund changed its benchmark from the Morgan Stanley Capital International (MSCI) All Country Asia Pacific Index to the Morgan Stanley Capital International (MSCI) All Country Asia Pacific Ex Japan Index, effective market open on April 10, 2014. The Fund's Performance Linked benchmark* which reflects the performance of the MSCI All Country Asia Pacific Index** from the beginning of the fiscal period to April 9, 2014 and the performance of the MSCI All Country Asia Pacific Ex Japan Index*** from April 10, 2014 to June 30, 2014 returned 1.88%. On June 30, 2014, the closing price of the Fund's shares on the New York Stock Exchange was $16.71, representing a 10.1% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•  For the full six months ended June 30, 2014, the MSCI All Country Asia Pacific Index posted a 4.4% return and the MSCI All Country Asia Pacific ex Japan Index posted a 7.1% return. The Fund's Performance Linked benchmark (represented by performance of the MSCI All Country Asia Pacific Index for periods from the beginning of the fiscal year to April 9, 2014 and the MSCI All Country Asia Pacific ex Japan Index for periods thereafter through June 30, 2014) returned 1.88%. The international developed markets (represented by the MSCI EAFE Index) returned 4.8% and the broader emerging markets (represented by the MSCI Emerging Markets Index), posted a 6.1% gain over the same time period. All markets in the Asia Pacific region posted positive returns, except China, which returned -0.7% over this period. Returns varied widely between the best-performing markets and the weakest. India and Indonesia experienced a strong recovery in the first half of 2014, as each rose nearly 22%. Emerging Southeast Asian markets such as the Philippines and Thailand also recovered after a difficult second half of 2013, posting 19.9% and 15.6% returns, respectively. However, Malaysia, Korea, Hong Kong and Singapore lagged their regional peers, each returning between 3% and 5% for the period.

•  For three years, every major assumption about Asian equity and emerging markets (EM) equities has been tested, and investors have shown extreme swings in sentiment from fear to optimism. The first quarter of 2014 showed no variation from such behavior. Early in 2014, many investors reacted negatively to China's macro-economic numbers that disappointed consensus expectations. The second quarter rally throughout Asia and emerging markets was particularly strong in those markets, which had suffered previously from investor concern about current account deficits and/or where political situations have taken a positive turn toward the potential for reform. Investor optimism for the markets that are not fundamentally poised for growth, such as Taiwan, seems unsustainable, in our view. However, there are markets, such as Thailand, India and Indonesia, where we believe that the hope for change may actually translate to longer-term gains, as details on reform become clearer. State-owned companies may remain the chief beneficiaries of longer-term reform in these countries.

•  From a top-down perspective, overweight exposure to both the Philippines and Thailand contributed to performance as their markets rallied in the first half of the year and outperformed the Index. On the other hand, underweight exposure to Australia was a relative detractor, as its market outperformed the Index.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2014

Letter to Stockholders (unaudited) (cont'd)

•  From a bottom-up perspective, active positions in China (overweight information technology and health care), Australia (overweight industrials, information technology, and health care) and the Philippines (overweight financials and industrials) boosted performance. Stock selection in India (underweight industrials and energy, and overweight telecommunication services) and Taiwan (overweight consumer staples and underweight information technology) detracted from performance.

Management Strategies

•  The Fund seeks long-term capital appreciation and integrates top-down country allocation and bottom-up stock selection.

•  In terms of positioning as of period-end, the Fund has maintained its overweight exposure to Korea, the Philippines and Thailand, and underweight exposure to Australia, Singapore and China/Hong Kong.

•  The Fund announced on January 15, 2014 that the Board approved changing the Fund's investment strategy such that the Fund will continue to seek long-term capital appreciation through investments primarily in equity securities of Asian-Pacific issuers and in sovereign debt, but will no longer invest in equity securities of issuers located in Japan. In connection with the strategy change, the Board approved changing the Fund's benchmark from the MSCI All Country Asia Pacific Index to the MSCI All Country Asia Pacific ex-Japan Index.

•  In order to help manage the transition, we used futures of up to 50% of the Fund's assets.**** This helped to equitize cash and maintain exposure to the markets as we liquidated the Japanese investments.

•  In our opinion, having the Fund fully invested in the Asia Pacific region excluding Japan presents more compelling opportunities for long-term appreciation potential. Japan's equity market had a remarkable rally in 2013, fueled by short-term fixes to its economy. These gains are likely to be temporary, in our view, as the effects of the stimulus fade and the economy underperforms market expectations. More importantly, however, is our outlook that over the long term Japan's economy and market are likely to continue to face challenging headwinds. While the government has announced structural reforms intended to unlock the long-term growth potential in Japan's economy, we are uncertain that the plan will be executed in a way that addresses the economy's fundamental challenges.

•  By comparison, we believe Emerging Asia provides attractive long-term growth opportunities. Emerging Asia comprises North Asia (China, Korea and Taiwan), South Asia (the Indian subcontinent) and Southeast Asia (members of the Association of Southeast Asian Nations and Greater Mekong subregion). We expect positive influences within these countries such as strong

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2014

Letter to Stockholders (unaudited) (cont'd)

domestic demand, rising market share of global trade and increased infrastructure investment to contribute to potentially higher economic growth rates versus the global economy and developed Asia (including Japan). The Fund seeks to take advantage of this potential translation of growth into corporate earnings growth, which we believe may create shareholder value over the long term.

Sincerely,

John H. Gernon
President and Principal Executive Officer  July 2014

*The Fund's Performance Linked benchmark reflects the performance of the MSCI All Country Asia Pacific Index from the beginning of the fiscal period to April 9, 2014 (which resulted in a return of -1.40%) linked to the performance of the MSCI All Country Asia Pacific ex Japan Index from April 10, 2014 to June 30, 2014 (which resulted in a return of 3.32%). Effective market open on April 10, 2014, the Fund changed its benchmark from the MSCI All Country Asia Pacific Index to the MSCI All Country Asia Pacific ex Japan Index.

**The Morgan Stanley Capital International (MSCI) All Country Asia Pacific Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets in the Asia Pacific region. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

***The Morgan Stanley Capital International (MSCI) All Country Asia Pacific ex Japan Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets in the Asia Pacific region excluding Japan. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

****A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. A decision to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, the potential loss can exceed the Fund's initial investment in such contracts and there is no assurance that a liquid market will exist at any particular time.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The Adviser and Sub-Adviser together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-, three- and five-year periods. The Board also noted that the Fund underperformed its benchmark index for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that while the management fee was higher than its peer group average, the total expense ratio was lower than its peer group average. After discussion, the Board concluded that the Fund's (i) performance was acceptable; (ii) management fee was acceptable; and (iii) total expense ratio was competitive with its peer group average.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2014

Investment Advisory Agreement Approval (unaudited) (cont'd)

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from commission dollars spent on funds' portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2014

Investment Advisory Agreement Approval (unaudited) (cont'd)

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2014

Portfolio of Investments (unaudited)

	Shares	Value (000)
COMMON STOCKS (97.2%)
Australia (19.2%)
Air Freight & Logistics
Toll Holdings Ltd.	914,528	$4,398
Banks
National Australia Bank Ltd.	212,410	6,565
Westpac Banking Corp.	190,928	6,100
		12,665
Chemicals
Incitec Pivot Ltd.	677,386	1,852
Commercial Services & Supplies
Brambles Ltd.	440,672	3,819
Energy Equipment & Services
WorleyParsons Ltd.	159,830	2,624
Health Care Equipment & Supplies
ResMed, Inc.	637,459	3,294
Information Technology Services
Computershare Ltd.	257,709	3,033
Insurance
AMP Ltd.	744,703	3,722
QBE Insurance Group Ltd.	195,547	2,004
		5,726
Oil, Gas & Consumable Fuels
Santos Ltd.	210,945	2,836
Professional Services
Seek Ltd.	236,968	3,542
Real Estate Management & Development
Lend Lease Group REIT	502,813	6,216
		50,005
China (15.8%)
Automobiles
Chongqing Changan Automobile Co., Ltd. B Shares	357,200	705
Banks
Bank of China Ltd. H Shares (a)	14,967,000	6,701
China Construction Bank Corp. H Shares (a)(b)	5,088,560	3,847
		10,548
Beverages
Tsingtao Brewery Co., Ltd. H Shares (a)	170,000	1,329
	Shares	Value (000)
Diversified Consumer Services
TAL Education Group ADR (b)	17,988	$495
Energy Equipment & Services
China Oilfield Services Ltd. H Shares (a)	1,248,000	3,002
Food Products
China Mengniu Dairy Co., Ltd. (a)	479,000	2,215
Uni-President China Holdings Ltd. (a)	1,320,000	1,012
		3,227
Health Care Providers & Services
iKang Healthcare Group, Inc. ADR (b)	1,452	25
Independent Power Producers & Energy Traders
Huadian Power International Corp. Ltd. H Shares (a)	480,000	290
Industrial Conglomerates
Beijing Enterprises Holdings Ltd. (a)	136,500	1,292
Insurance
China Life Insurance Co., Ltd. H Shares (a)	464,000	1,216
China Pacific Insurance Group Co., Ltd. H Shares (a)	39,400	139
Ping An Insurance Group Co of China Ltd. H Shares (a)	243,000	1,881
		3,236
Internet & Catalog Retail
JD.com, Inc. ADR (b)	15,129	431
Internet Software & Services
Qihoo 360 Technology Co., Ltd. ADR (b)	12,024	1,107
Tencent Holdings Ltd. (a)	566,000	8,632
		9,739
Pharmaceuticals
Sihuan Pharmaceutical Holdings Group Ltd. (a)	2,581,000	1,579
Sino Biopharmaceutical Ltd. (a)	448,000	363
		1,942
Real Estate Management & Development
China Overseas Land & Investment Ltd. (a)	526,000	1,276
Wireless Telecommunication Services
China Mobile Ltd. (a)	362,500	3,517
		41,054

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2014

Portfolio of Investments (unaudited) (cont'd)

	Shares	Value (000)
Hong Kong (7.4%)
Banks
BOC Hong Kong Holdings Ltd.	872,500	$2,527
Diversified Financial Services
Hong Kong Exchanges and Clearing Ltd.	60,200	1,122
Diversified Telecommunication Services
HKT Trust and HKT Ltd.	913,000	1,076
Industrial Conglomerates
Hutchison Whampoa Ltd.	352,000	4,814
Insurance
AIA Group Ltd.	637,600	3,204
Real Estate Management & Development
Cheung Kong Holdings Ltd.	172,000	3,051
Wharf Holdings Ltd.	159,805	1,151
		4,202
Specialty Retail
L'Occitane International SA	172,250	385
Textiles, Apparel & Luxury Goods
Samsonite International SA	577,500	1,904
		19,234
India (7.6%)
Automobiles
Hero MotoCorp Ltd.	34,520	1,512
Banks
HDFC Bank Ltd.	139,800	1,955
ICICI Bank Ltd.	99,014	2,335
IndusInd Bank Ltd.	173,604	1,668
		5,958
Construction Materials
Shree Cement Ltd.	6,645	796
Information Technology Services
Infosys Ltd.	18,780	1,016
Tata Consultancy Services Ltd.	37,409	1,509
		2,525
Machinery
Ashok Leyland Ltd.	2,119,514	1,286
Media
Zee Entertainment Enterprises Ltd.	185,702	906
	Shares	Value (000)
Oil, Gas & Consumable Fuels
Bharat Petroleum Corp. Ltd.	120,935	$1,207
Oil & Natural Gas Corp. Ltd.	275,443	1,946
		3,153
Pharmaceuticals
Glenmark Pharmaceuticals Ltd.	115,937	1,099
Sun Pharmaceutical Industries Ltd.	25,774	295
		1,394
Tobacco
ITC Ltd.	332,470	1,797
Wireless Telecommunication Services
Idea Cellular Ltd.	273,212	601
		19,928
Indonesia (1.8%)
Diversified Telecommunication Services
XL Axiata Tbk PT	325,500	140
Food Products
Nippon Indosari Corpindo Tbk PT	4,421,700	533
Multi-line Retail
Matahari Department Store Tbk PT	805,300	937
Pharmaceuticals
Kalbe Farma Tbk PT	8,050,800	1,127
Tempo Scan Pacific Tbk PT	3,149,000	797
		1,924
Specialty Retail
Ace Hardware Indonesia Tbk PT	6,721,300	499
Electronic City Indonesia Tbk PT	4,011,600	579
		1,078
Wireless Telecommunication Services
Indosat Tbk PT	163,700	51
		4,663
Korea, Republic of (20.2%)
Air Freight & Logistics
Hyundai Glovis Co., Ltd.	10,406	2,772
Airlines
Korean Air Lines Co., Ltd. (b)	38,710	1,278
Automobiles
Hyundai Motor Co.	12,203	2,768

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2014

Portfolio of Investments (unaudited) (cont'd)

	Shares	Value (000)
Korea, Republic of (cont'd)
Banks
Hana Financial Group, Inc.	71,250	$2,641
Shinhan Financial Group Co., Ltd.	38,726	1,793
		4,434
Commercial Services & Supplies
KEPCO Plant Service & Engineering Co., Ltd.	8,818	603
Construction & Engineering
Hyundai Engineering & Construction Co., Ltd.	33,608	1,913
Food & Staples Retailing
GS Retail Co., Ltd.	10,429	255
Food Products
Orion Corp.	1,758	1,611
Hotels, Restaurants & Leisure
Hotel Shilla Co., Ltd.	22,362	2,020
Paradise Co., Ltd.	35,412	1,309
		3,329
Household Durables
Coway Co., Ltd.	35,770	2,994
Insurance
Samsung Life Insurance Co., Ltd.	17,226	1,736
Internet Software & Services
NAVER Corp.	4,357	3,596
Machinery
Hyundai Heavy Industries Co., Ltd.	5,478	958
Hyundai Mipo Dockyard	4,305	624
		1,582
Media
Cheil Worldwide, Inc. (b)	35,550	801
Personal Products
Cosmax, Inc. (b)	7,656	720
Semiconductors & Semiconductor Equipment
Samsung Electronics Co., Ltd.	5,976	7,808
Samsung Electronics Co., Ltd. (Preference)	1,951	2,044
Seoul Semiconductor Co., Ltd.	44,297	1,668
SK Hynix, Inc. (b)	77,463	3,717
		15,237
	Shares	Value (000)
Software
NCSoft Corp.	10,444	$1,884
Nexon Co., Ltd.	119,300	1,139
		3,023
Tech Hardware, Storage & Peripherals
KONA I Co. Ltd.	15,955	512
Wireless Telecommunication Services
SK Telecom Co., Ltd.	13,515	3,159
SK Telecom Co., Ltd. ADR	10,200	265
		3,424
		52,588
Laos (0.9%)
Specialty Retail
Kolao Holdings	104,872	2,379
Macau (0.5%)
Hotels, Restaurants & Leisure
Melco Crown Entertainment Ltd. ADR	33,500	1,196
Malaysia (3.2%)
Banks
CIMB Group Holdings Bhd	872,005	1,988
Construction & Engineering
IJM Corp., Bhd	376,600	786
Energy Equipment & Services
SapuraKencana Petroleum Bhd (b)	211,600	289
Health Care Providers & Services
IHH Healthcare Bhd	1,096,400	1,495
Insurance
Tune Ins Holdings Bhd	1,849,700	1,308
Media
Astro Malaysia Holdings Bhd	1,331,700	1,456
Real Estate Management & Development
UEM Sunrise Bhd	1,557,000	984
		8,306
Philippines (3.3%)
Banks
BDO Unibank, Inc.	625,900	1,341
Metropolitan Bank & Trust	399,180	799
		2,140
Beverages
LT Group, Inc.	2,371,800	802

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2014

Portfolio of Investments (unaudited) (cont'd)

	Shares	Value (000)
Philippines (cont'd)
Diversified Financial Services
Ayala Corp.	94,546	$1,402
Metro Pacific Investments Corp.	10,059,400	1,155
STI Education Systems Holdings	27,845,000	510
		3,067
Industrial Conglomerates
DMCI Holdings, Inc.	488,220	827
SM Investments Corp.	48,610	909
		1,736
Transportation Infrastructure
International Container Terminal Services, Inc.	337,580	859
		8,604
Singapore (1.9%)
Airlines
Singapore Airlines Ltd.	71,000	591
Banks
DBS Group Holdings Ltd.	134,000	1,800
Diversified Telecommunication Services
Singapore Telecommunications Ltd.	592,000	1,828
Health Care Providers & Services
Raffles Medical Group Ltd.	79,478	259
Specialty Retail
OSIM International Ltd.	191,000	412
		4,890
Taiwan (11.3%)
Commercial Services & Supplies
Cleanaway Co., Ltd.	108,000	653
Diversified Financial Services
Chailease Holding Co., Ltd.	685,350	1,724
Fubon Financial Holding Co., Ltd.	1,028,000	1,485
		3,209
Electronic Equipment, Instruments & Components
Delta Electronics, Inc.	277,000	2,018
Largan Precision Co., Ltd.	19,000	1,514
		3,532
Food Products
Uni-President Enterprises Corp.	1,316,262	2,363
	Shares	Value (000)
Health Care Equipment & Supplies
Ginko International Co., Ltd.	66,000	$1,143
St. Shine Optical Co., Ltd.	12,000	296
		1,439
Hotels, Restaurants & Leisure
Wowprime Corp.	6,779	98
Insurance
Cathay Financial Holding Co., Ltd.	339,000	530
Metals & Mining
Ton Yi Industrial Corp.	90,000	92
Semiconductors & Semiconductor Equipment
Advanced Semiconductor Engineering, Inc.	879,000	1,144
Hermes Microvision, Inc.	42,584	1,690
MediaTek, Inc.	225,000	3,806
Taiwan Semiconductor Manufacturing Co., Ltd.	2,090,592	8,857
		15,497
Textiles, Apparel & Luxury Goods
Eclat Textile Co., Ltd.	172,400	2,090
		29,503
Thailand (4.1%)
Banks
Bangkok Bank PCL NVDR	239,700	1,426
Kasikornbank PCL NVDR	209,400	1,316
		2,742
Chemicals
Indorama Ventures PCL (Foreign)	1,020,000	872
Food Products
Thai Union Frozen Products PCL (Foreign)	685,100	1,372
Hotels, Restaurants & Leisure
Minor International PCL (Foreign)	1,202,600	1,084
Media
VGI Global Media PCL (Foreign)	2,419,240	962
Multi-line Retail
Robinson Department Store PCL (Foreign)	454,400	798

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2014

Portfolio of Investments (unaudited) (cont'd)

	Shares	Value (000)
Thailand (cont'd)
Real Estate Management & Development
Land and Houses PCL (Foreign)	2,962,680	$899
Land and Houses PCL NVDR	1,512,800	459
		1,358
Wireless Telecommunication Services
Advanced Info Service PCL (Foreign)	123,000	834
Total Access Communication PCL (Foreign)	169,400	587
Total Access Communication PCL NVDR	23,500	81
		1,502
		10,690
TOTAL COMMON STOCKS (Cost $218,087)		253,040
PREFERRED STOCK (0.0%)
India (0.0%)
Media
Zee Entertainment Enterprises Ltd. (Cost $2)	201,850	3
RIGHTS (0.0%)
Hong Kong (0.0%)
Diversified Telecommunication Services
HKT Trust and HKT Ltd. (b) (Cost $-)	164,340	49
SHORT-TERM INVESTMENT (2.6%)
Investment Company (2.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note F) (Cost $6,667)	6,667,248	6,667
TOTAL INVESTMENTS (99.8%) (Cost $224,756) (c)		259,759
OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)		560
NET ASSETS (100.0%)		$260,319

(a)  Security trades on the Hong Kong exchange.

(b)  Non-income producing security.

(c)  Securities are available for collateral in connection with an open foreign currency forward exchange contract.

ADR  American Depositary Receipt.

NVDR  Non-Voting Depositary Receipt.

REIT  Real Estate Investment Trust.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at June 30, 2014:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Depreciation (000)
State Street Bank and Trust Co.	JPY	112,200	$1,107	7/24/14	USD	1,101	$1,101	$(6)

JPY —  Japanese Yen

USD —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	54.3%
Banks	17.3
Semiconductors & Semiconductor Equipment	11.8
Insurance	6.1
Real Estate Management & Development	5.4
Internet Software & Services	5.1
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open foreign currency forward exchange contracts with total unrealized depreciation of approximately $6,000.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2014

Financial Statements

Statement of Assets and Liabilities	June 30, 2014 (unaudited) (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $218,089)	$253,092
Investment in Security of Affiliated Issuer, at Value (Cost $6,667)	6,667
Total Investments in Securities, at Value (Cost $224,756)	259,759
Foreign Currency, at Value (Cost $104)	103
Dividends Receivable	1,126
Receivable for Investments Sold	1,054
Tax Reclaim Receivable	9
Receivable from Affiliate	—	@
Other Assets	37
Total Assets	262,088
Liabilities:
Dividends Declared	758
Payable for Investments Purchased	620
Payable for Advisory Fees	215
Payable for Custodian Fees	78
Payable for Tender Offer Fees	31
Payable for Stockholder Servicing Agent Fees	12
Payable for Administration Fees	7
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	6
Repurchase of Shares	—	@
Other Liabilities	42
Total Liabilities	1,769
Net Assets
Applicable to 14,009,528 Issued and Outstanding $0.01 Par Value Shares (200,000,000 shares Authorized)	$260,319
Net Asset Value Per Share	$18.58
Net Assets Consist of:
Common Stock	$140
Paid-in-Capital	215,453
Distributions in Excess of Net Investment Income	(1,429)
Accumulated Net Realized Gain	11,156
Unrealized Appreciation (Depreciation) on:
Investments	35,003
Foreign Currency Forward Exchange Contracts	(6)
Foreign Currency Translations	2
Net Assets	$260,319

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2014

Financial Statements (cont'd)

Statement of Operations	Six Months Ended June 30, 2014 (unaudited) (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $234 of Foreign Taxes Withheld)	$3,178
Dividends from Security of Affiliated Issuer (Note F)	5
Total Investment Income	3,183
Expenses:
Advisory Fees (Note B)	1,438
Custodian Fees (Note D)	147
Administration Fees (Note C)	115
Professional Fees	107
Tender Offer Fees	81
Stockholder Reporting Expenses	31
Stockholder Servicing Agent Fees	21
Directors' Fees and Expenses	4
Other Expenses	23
Total Expenses	1,967
Waiver of Administration Fees (Note C)	(68)
Rebate from Morgan Stanley Affiliate (Note F)	(9)
Net Expenses	1,890
Net Investment Income	1,293
Realized Gain (Loss):
Investments Sold (Net of $3 of Capital Gain Country Tax)	25,929
Foreign Currency Forward Exchange Contracts	(17)
Foreign Currency Transactions	(3,215)
Futures Contracts	(1,913)
Net Realized Gain	20,784
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $35)	(26,220)
Foreign Currency Forward Exchange Contracts	(29)
Foreign Currency Translations	3
Net Change in Unrealized Appreciation (Depreciation)	(26,246)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(5,462)
Net Decrease in Net Assets Resulting from Operations	$(4,169)

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2014

Financial Statements (cont'd)

Statements of Changes in Net Assets	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,293	$2,711
Net Realized Gain	20,784	7,825
Net Change in Unrealized Appreciation (Depreciation)	(26,246)	21,053
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,169)	31,589
Distributions from and/or in Excess of:
Net Investment Income	(758)	(3,865)
Capital Share Transactions:
Repurchase of Shares (7,664 and 148,613 shares)	(126)	(2,466)
Common Stock Redeemed through Tender Offers (3,502,381 and 929,904)	(63,358)	(16,301)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(63,484)	(18,767)
Total Increase (Decrease)	(68,411)	8,957
Net Assets:
Beginning of Period	328,730	319,773
End of Period (Including Distributions in Excess of Net Investment Income of $(1,429) and $(1,964))	$260,319	$328,730

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2014

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended June 30, 2014		Year Ended December 31,
	(unaudited)		2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$18.76		$17.19	$14.87	$19.23	$16.74	$12.51
Net Investment Income†	0.08		0.15	0.13	0.13	0.13	0.13
Net Realized and Unrealized Gain (Loss)	(0.28)		1.60	2.26	(3.49)	2.49	4.36
Total from Investment Operations	(0.20)		1.75	2.39	(3.36)	2.62	4.49
Distributions from and/or in excess of:
Net Investment Income	(0.05)		(0.22)	(0.10)	—	(0.28)	(0.26)
Net Realized Gain	—		—	—	(1.12)	—	—
Total Distributions	(0.05)		(0.22)	(0.10)	(1.12)	(0.28)	(0.26)
Anti-Dilutive Effect of Share Repurchase Program	0.00	‡	0.02	—	0.01	0.15	0.00 ‡
Anti-Dilutive Effect of Tender Offer	0.07		0.02	0.03	0.11	—	—
Net Asset Value, End of Period	$18.58		$18.76	$17.19	$14.87	$19.23	$16.74
Per Share Market Value, End of Period	$16.71		$16.56	$14.98	$13.10	$16.98	$14.65
TOTAL INVESTMENT RETURN:
Market Value	1.23	%#	12.02%	15.10%	(16.53)%	17.79%	39.12%
Net Asset Value(1)	(0.65	)%#	10.59%	16.36%	(16.34)%	16.74%	36.10%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$260,319		$328,730	$319,773	$306,334	$562,959	$549,790
Ratio of Expenses to Average Net Assets(2)	1.31	%+*	1.28%+	1.24%+	1.24%+	1.15%+	1.12%+
Ratio of Net Investment Income to Average Net Assets(2)	0.90	%+*	0.82%+	0.83%+	0.74%+	0.79%+	0.95%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*	0.00%§	0.01%	0.02%	0.02%	0.01%
Portfolio Turnover Rate	57	%#	42%	54%	77%	73%	33%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.37	%*	1.33%	1.30%	1.31%	1.21%+	1.17%+
Ratio of Net Investment Income to Average Net Assets	0.84	%*	0.77%	0.76%	0.67%	0.73%+	0.90%+

(1)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2014

Notes to Financial Statements (unaudited)

The Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") was incorporated in Maryland on February 28, 1994, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities of Asian-Pacific issuers and in debt securities issued or guaranteed by Asian Pacific governments or governmental entities. To the extent that the Fund invests in derivative instruments that the adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Company ("MSIM Company") and Morgan Stanley Investment Management Limited ("MSIM Limited") (together, the "Sub-Advisers"), believe have economic characteristics similar to equity securities of Asian-Pacific issuers and in debt securities issued or guaranteed by Asian Pacific governments or governmental entities, such investments will be counted for purposes of the Fund's policy in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

As of April 23, 2014, the sub-advisory agreement between the Adviser and MSIM Limited was terminated.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Advisers determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

  Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

  The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$7,170	$—	$—	$7,170
Airlines	1,869	—	—	1,869
Automobiles	4,985	—	—	4,985
Banks	41,179	3,623	—	44,802
Beverages	2,131	—	—	2,131
Chemicals	1,852	872	—	2,724
Commercial Services & Supplies	5,075	—	—	5,075
Construction & Engineering	2,699	—	—	2,699
Construction Materials	796	—	—	796
Diversified Consumer Services	495	—	—	495
Diversified Financial Services	7,398	—	—	7,398
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Diversified Telecommunication Services	$3,044	$—	$—	$3,044
Electronic Equipment, Instruments & Components	3,532	—	—	3,532
Energy Equipment & Services	5,915	—	—	5,915
Food & Staples Retailing	255	—	—	255
Food Products	7,734	1,372	—	9,106
Health Care Equipment & Supplies	4,733	—	—	4,733
Health Care Providers & Services	1,779	—	—	1,779
Hotels, Restaurants & Leisure	4,623	1,084	—	5,707
Household Durables	2,994	—	—	2,994
Independent Power Producers & Energy Traders	290	—	—	290
Industrial Conglomerates	7,842	—	—	7,842
Information Technology Services	5,558	—	—	5,558
Insurance	15,740	—	—	15,740
Internet & Catalog Retail	431	—	—	431
Internet Software & Services	13,335	—	—	13,335
Machinery	2,868	—	—	2,868

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Media	$3,163	$962	$—	$4,125
Metals & Mining	92	—	—	92
Multi-line Retail	937	798	—	1,735
Oil, Gas & Consumable Fuels	5,989	—	—	5,989
Personal Products	720	—	—	720
Pharmaceuticals	5,260	—	—	5,260
Professional Services	3,542	—	—	3,542
Real Estate Management & Development	13,137	899	—	14,036
Semiconductors & Semiconductor Equipment	30,734	—	—	30,734
Software	3,023	—	—	3,023
Specialty Retail	4,254	—	—	4,254
Tech Hardware, Storage & Peripherals	512	—	—	512
Textiles, Apparel & Luxury Goods	3,994	—	—	3,994
Tobacco	1,797	—	—	1,797
Transportation Infrastructure	859	—	—	859
Wireless Telecommunication Services	7,674	1,421	—	9,095
Total Common Stocks	242,009	11,031	—	253,040
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Preferred Stock	$3	$—	$—	$3
Rights	49	—	—	49
Short-Term Investment
Investment Company	6,667	—	—	6,667
Total Assets	$248,728	$11,031	$—	$259,759
Liabilities:
Foreign Currency Forward Exchange Contract	—	(6)	—	(6)
Total	$248,728	$11,025	$—	$259,753

  Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2014, the Fund did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of securities of issuers located in Asia which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. In general, Asian securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Asian securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year.

  Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

  Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

  Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

  Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

  Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has open positions in the futures contract.

  As of June 30, 2014, the Fund did not have any open futures contracts.

  FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

  The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of June 30, 2014.

	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(6)

  The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(17)
Equity Risk	Futures Contracts	(1,913)
Total		$(1,930)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(29)

  At June 30, 2014, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Foreign Currency Forward Exchange Contracts	—	$(6)

  (a)Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

  The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to,

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability, may be delayed or denied.

  The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of June 30, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
State Street Bank and Trust Co.	$6	—	—	$6

  For the six months ended June 30, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$1,155,000
Futures Contracts:
Average monthly original value	$44,743,000

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and reflected as share application money on the Statement of Assets and Liabilities, if any. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, calculated weekly and payable monthly, at an annual rate of 1.00% of the Fund's average weekly net assets.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average weekly net assets. The Adviser has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee of 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver may be terminated at any time. For the six months ended June 30, 2014, approximately $68,000 of administration fees were waived pursuant to this arrangement. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees: State Street (the "Custodian") and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the

Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$3,865	$—	$1,881	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as issued by passive foreign investment companies and foreign taxes paid on capital gains, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(193)	$278	$(85)

At December 31, 2013, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$758	$—

At June 30, 2014, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $41,026,000 and the aggregate gross unrealized depreciation is approximately $6,023,000 resulting in net unrealized appreciation of approximately $35,003,000.

At December 31, 2013, the Fund had available for Federal income tax purposes unused short-term capital losses of approximately $8,349,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders. During the year ended December 31, 2013, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $7,686,000.

F.  Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2014, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $138,265,000 and $209,725,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2014.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Fund due to its investments in the Liquidity Funds. For the six months ended June 30, 2014, advisory fees paid were reduced by approximately $9,000 relating to the Fund's investment in the Liquidity Funds.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2014 (000)
$8,181	$188,425	$189,939	$5	$6,667

During the six months ended June 30, 2014, the Fund incurred approximately $39,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers and Administrator, for portfolio transactions executed on behalf of the Fund.

G.  Other: On January 23, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their net asset value per share ("NAV"). During the six months ended June 30, 2014, the Fund repurchased 7,664 of its shares at an average discount of 11.00% from NAV. Since the inception of the program, the Fund has repurchased 22,169,446 of its shares at an average discount of 17.07% from NAV. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideraton of the Fund's premium/discount history. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

On May 13, 2013, the Fund announced the commencement of a tender offer by the Fund to acquire in exchange for cash up to 5% of the Fund's outstanding shares at a price equal to 98% of the Fund's NAV as of the close of regular trading on the New York Stock Exchange on the business day immediately following the day the offer expires. On June 10, 2013, the Fund completed the tender offer. The Fund accepted 929,904 shares for payment which represented 5% of the Fund's then outstanding shares. Final payment was made on June 18, 2013 at $17.53 per share, representing 98% of the NAV on June 11, 2013.

On March 6, 2014, the Fund announced the commencement of a tender offer by the Fund to acquire in exchange for cash up to 20% of the Fund's outstanding shares at a price equal to 98.5% of the Fund's NAV as of the close of regular trading on the New York Stock Exchange on the business day immediately following the day the offer expires. On April 2, 2014, the Fund completed the tender offer. The Fund accepted 3,502,381 shares for payment which represented 20% of the Fund's then outstanding shares. Final payment was made on April 10, 2014 at $18.09 per share, representing 98.5% of the NAV on April 3, 2014.

H.  Results of Annual Meeting of Stockholders: On June 17, 2014, an annual meeting of the Fund's stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Against
Kathleen A. Dennis	8,683,230	2,491,619
Joseph J. Kearns	8,672,295	2,502,554
Michael E. Nugent	8,669,662	2,505,187
Fergus Reid	8,671,838	2,503,010

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund's monthly or calendar-quarter website postings, by calling toll free 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 231-2608 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's web site at www.sec.gov.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2014

Portfolio Management (unaudited)

The Fund is managed within the Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the teams jointly and primarily responsible for the day-to-day management of the Fund's portfolio are May Yu, an Executive Director of the Adviser, Munib Madni, a Managing Director of MSIM Company, and Samuel Rhee, a Managing Director of MSIM Company.

Ms. Yu has been associated with the Adviser in an investment management capacity since June 2013. Prior to June 2013, Ms. Yu had been associated with MSIM Company in an investment management capacity. She began managing the Fund in August 2012. Prior to August 2012 Ms. Yu was lead portfolio manager at China International Capital Corporation from February 2011 to August 2012. From September 2006 to February 2011, Ms. Yu was associated with MSIM Company in an investment management capacity. Mr. Madni has been associated with MSIM Company in an investment management capacity since February 2005 and began managing the Fund in May 2012. Mr. Rhee has been associated with MSIM Company in an investment management capacity since July 2005 and began managing the Fund in May 2012.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2014

Investment Policy (unaudited)

Derivatives

The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2014

Investment Policy (unaudited) (cont'd)

contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has open positions in the futures contract.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the issuer of the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Special Risks Related to Cyber Security

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund's NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund's investment in such issuers to lose value. There

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2014

Investment Policy (unaudited) (cont'd)

can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Foreign and Emerging Market Securities

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Fund's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets back into the U.S., or otherwise adversely affect the Fund's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2014

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions (Distributions) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Asia-Pacific Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842
1(800) 231-2608

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2014

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information

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U.S. Privacy Policy (unaudited) (cont'd)

about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by

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employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 231-2608
Monday–Friday between 8:30a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Computershare Trust Company, N.A.
c/o Privacy Coordinator
P.O. Box 30170
College Station, Texas 77842

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information

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used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an Affiliated Company Becomes a Nonaffiliated Third Party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

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SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
JAN 2014	7,664		N/A	N/A
FEB 2014			N/A	N/A
MARCH 2014			N/A	N/A
APRIL 2014	3,502,381	18.09	N/A	N/A
MAY 2014			N/A	N/A
JUNE 2014			N/A	N/A
Total	3,510,045		N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Asia Pacific Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 19, 2014

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 19, 2014